UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22437
Guggenheim Taxable Municipal Managed Duration Trust
 (Exact name of registrant as specified in charter)
227 West Monroe, Chicago, IL, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2016 - May 31, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	May 31, 2017

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2017.
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Managed Assets”) in a diversified portfolio of taxable municipal securities, and may invest up to 20% of Managed Assets in securities other than taxable municipal securities.
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2017, the Trust provided a total return based on market price of 11.62% and a total return based on NAV of 6.81%. As of May 31, 2017, the Trust’s market price of $23.23 per share represented a discount of 0.30% to its NAV of $23.30 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.
Each month of the period, the Trust paid a monthly distribution. For June, July, and August, the Trust paid a monthly distribution of $0.13817 per share. For the other months in the period, the Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 6.49% based on the Trust’s closing market price of $23.23 on May 31, 2017. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 42 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 68 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2017

To learn more about the Trust’s performance and investment strategy for the annual period ended May 31, 2017, we encourage you to read the Questions & Answers section of this report, which begins on page 5.
We are honored that you have chosen the Guggenheim Taxable Municipal Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Taxable Municipal Managed Duration Trust
 June 30, 2017

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QUESTIONS & ANSWERS (Unaudited)	May 31, 2017

Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; James E. Pass, Senior Managing Director and Portfolio Manager; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2017.
What were the most important developments in the Trust over the 12-month period ended May 31, 2017?
For the period, the Trust handily outperformed the Bank of America Merrill Lynch (BofA/ML) Build America Bond Index (the “Index”), which returned 2.03%. Positively influencing the Trust’s return for the period were duration and yield curve positioning, sector allocation, the use of derivatives, and the use of leverage to enhance the Trust’s returns.
The Trust also approved an investment policy change which broadened its investment focus, and changed its name. See the Question and Answer later in this section.
What is the Trust’s investment objective and how is it pursued?
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, including Build America Bonds (“BABs”). BABs are taxable municipal securities that qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities, including municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”); and asset-backed securities (“ABS”), senior loans, and other income-producing securities.
At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

Discuss the change in the Trust’s non-fundamental investment policy during the period.
In May 2016, Trust’s Board of Trustees (the “Board”) approved an investment policy change which broadened its investment focus.
Previously, under normal market conditions, the Trust needed to invest at least 80% of its Managed Assets in BABs. Also, under normal market conditions, the Trust could invest up to 20% of Managed Assets in securities other than BABs. Under the broadened investment policies, which became effective on July 26, 2016, the Trust must invest at least 80% of its Managed Assets in taxable municipal securities, including BABs.
Concurrently with the change in its non-fundamental investment policy, the Trust changed its name from Guggenheim Build America Bonds Managed Duration Trust to Guggenheim Taxable Municipal Managed Duration Trust.
Most of the portfolio is invested in Build America Bonds. What happened in that market?
Most of the Fund’s taxable municipal allocation is currently in BABs. BABs are taxable municipal securities that were created to support the public finance market following the 2009 financial crisis, and also to provide funding for projects that would create jobs. They include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing them to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market. Because the relevant provisions of the Act were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. Therefore, the number of BABs available in the market is limited. Nearly $200 billion in BABs were issued before the program ended in 2010.
BABs have a feature that provides issuers the option to redeem the BABs if the U.S. government reduces the subsidy to the municipality. Most BABs became callable after Congress mandated sequestration in 2013. The subsidy has continued to be cut by about 7% in each of the past several fiscal years, effectively increasing the cost of borrowing for issuers. Nevertheless, the subsidy still in effect remains attractive to issuers, so relatively few BABs have been called.
Since the issuances under the BABs program concluded, gridlock at the federal level has meant state and local issuers have been the only source of municipal bonds. Proposals to reauthorize BABs or enact similar legislation have not been successful. The Trump administration’s focus on domestic infrastructure spending could result in some sort of qualified infrastructure bonds, including a program similar to Build America Bonds as a supplement to other programs involving other taxable or tax-exempt municipal bonds.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

What were the significant events affecting the economy and market environment over the 12-month period ended May 31, 2017?
The period was marked by significant events in the political sphere, both in the U.S. and globally. Late last June, Britain’s vote to depart the European Union shocked world markets, distressing the many market participants who had positioned themselves for the opposite outcome. The result was a sharp but brief market sell off at the end of the second quarter of 2016.
With the election of Donald Trump, the market began anticipating that reduced regulation and fiscal stimulus would lead to stronger economic growth in the U.S. and globally. With the potential to finance some of this stimulus increased Treasury issuance, nominal interest rates climbed higher by the end of 2016.
By spring 2017, markets were reassessing their optimistic economic outlooks after not seeing much progress on the legislative front. This helped bond prices to stabilize and the yield curve to flatten. With the rate rise in June and the U.S. Federal Reserve’s (the “Fed”) announcement about reducing the size of its balance sheet, after the period ended, investors may see increased Treasury market volatility through the rest of the year.
Still, GPIM believes the global macroeconomic environment remains positive. China has stabilized, Europe is recovering, corporate earnings in the United States are rising, confidence measures are strong, and a U.S. recession appears unlikely before 2019. However, tracking estimates for first-quarter real Gross Domestic Product (“GDP”) growth gradually fell throughout the quarter despite strong gains in consumer and business sentiment since the election. Gross domestic product (GDP) increased at an annual rate of 1.4% in the first quarter of 2017. The prospects for quarterly U.S. GDP growth are better going forward, and we expect a bounce back in the second quarter.
GPIM’s medium-term growth outlook has dimmed marginally as a result of the minimal progress seen to date on the Trump administration’s fiscal policy initiatives. The ongoing struggle to create a healthcare bill has sapped early legislative momentum, and tax reform shows that work still needs to be done to put the agenda into effect in a timely manner—meaning markets may come to realize that the Trump rally is long on promise and short on delivery.
With the Fed set to continue to raise interest rates—possibly at a faster pace than the market is pricing in—the shape of the yield curve going forward will remain a major theme in many portfolios. In addition to another potential rate hike this year, the Fed may raise rates three to four more times in 2018. The Fed’s strategy to reduce its balance sheet could pressure yields higher in the short end and belly of the curve, which is where most of the new Treasury issuance is likely to come. At the long end, rates are likely to stay low for some time. Recall that the last time the 10-year Treasury note traded below 3%, it lasted nearly 22 years (June 1934 through March 1956).

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

By many measures, the stock and bond markets have rarely been more expensive and more stable in the second quarter of 2017. High-yield bonds were trading near their narrowest-ever spreads relative to treasuries in May 2017. At the same time, U.S. stock market indices are continuing to make new highs while the Chicago Board Options Exchange Volatility Index (VIX), which measures option-implied S&P 500 volatility, is near its lowest level since 1993. The amount of complacency built into the markets argues for caution.
How did the Trust perform for the 12-month period ended May 31, 2017?
All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2017, the Trust provided a total return based on market price of 11.62% and a total return based on NAV of 6.81%. As of May 31, 2017, the Trust’s market price of $23.23 per share represented a discount of 0.30% to its NAV of $23.30 per share. As of May 31, 2016, the Trust’s market price of $22.28 per share represented a discount of 4.38% to its NAV of $23.30 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.
Each month of the period, the Trust paid a monthly distribution. For June, July, and August, the Trust paid a monthly distribution of $0.13817 per share. For the other months in the period, the Trust paid a monthly distribution of $0.12573. The most recent distribution represents an annualized rate of 6.49% based on the Trust’s closing market price of $23.23 on May 31, 2017. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 42 for more information on distributions for the period.
Why did the Trust accrue excise tax during the 12-month period ended May 31, 2017?
As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the trust’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

How did other markets perform in this environment for the 12-month period ended May 31, 2017?

Index	Total Return
BofA ML Build America Bond Index	2.03%
Bloomberg Barclays Taxable Municipal Index	1.36%
Bloomberg Barclays U.S. Aggregate Bond Index	1.58%
Bloomberg Barclays U.S. Corporate High Yield Index	13.58%
Credit Suisse Leveraged Loan Index	7.59%
BofA/ML ABS Master BBB-AA Index	4.48%
S&P 500 Index	17.47%

What was notable in the municipal market for the 12-month period ended May 31, 2017?
Before the election, municipal bond funds had been reporting weeks of steady inflows. This boosted prices, as demand stayed ahead of supply. Credit spreads widened after the U.S. election, and prices continued to tumble as the market braced for rising rates and potentially higher inflation. The spike in rates reversed flows to municipal bond funds while, at the same time, issuances jumped in advance of expected higher rates. There was also speculation about changes in the tax code that might affect the tax exemption feature of municipal bonds.
The credit widening after the election was short-lived. Even though the U.S. economy has not been growing robustly, balance sheets at state and local governments continue to improve, supporting credit fundamentals. Problem issuers remain, but their situations have not spread to the broader municipal market.
Issuance of municipals reached a six-year high of $420 billion in 2016, increasing the size of the municipal market to $3.7 trillion. Gross municipal issuance has been strong due largely to issuer refunding in the sustained low interest rate environment, accounting for as much as half of total issuance over the past several years. Net issuance has remained fairly stable. As rates rise, refunding is expected to abate.
Along with strong growth in the overall municipal market, taxable municipal issuance has continued to rise, although taxable municipals account for only about 9% of total municipal issuance. For example, taxable issuance totaled $14.2 billion for the first five months of 2017, compared with $10.7 billion in the same period of 2016, representing a 33% year-over-year increase. As record-low interest rates globally spurred a demand for yield, the percentage of taxable municipal bonds held by non-U.S. investors has doubled since 2009. These investors have been drawn by yields that are generally higher than comparable Treasury securities and have default rates and volatility lower than corporate bonds. Taxable municipals also have low correlation to other fixed income sectors, as well as equities. Taxable munis have outperformed tax-exempt munis, U.S. investment-grade credit, and treasury bonds for almost five straight years. Interestingly, taxable municipal returns have lagged those of tax-exempt municipals so far in 2017, which has made valuations more attractive relative to the more richly valued tax-exempt and corporate markets.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

Discuss Trust asset allocation and respective performance for the 12-month period ended May 31, 2017.
The Trust’s asset allocation changed a little over the 12-month period. The percentage of the Trust’s long-term investments (excluding cash) that was invested in taxable municipals (including BABs) Qualified School Construction Bonds (QSCBs), and other taxable municipal securities was approximately 87%, compared with approximately 90% a year ago.
The balance of the Trust’s Managed Assets, equal to approximately 13% of the Trust’s long-term investments, was invested in asset-backed securities (ABS), bank loans, and high yield corporate bonds, as well as non-taxable municipal securities, such as tax-exempt municipal bonds. This exposure to leveraged credit, including senior floating rate interests and high yield bonds, and asset-backed securities contributed to Trust performance, as these sectors had good returns over the 12-month period with low correlation to the Trust’s core holdings.
The Trust’s taxable municipals’ performance was driven by favorable security selection and lower interest rate sensitivity than the benchmark in an environment of moderately rising rates. Trust duration and credit quality remained stable over the period, helping manage risk. In addition, the Trust held interest rate swaps over the period to help manage the cost of leverage and to manage duration. The Trust continued to focus on A-rated taxable municipals in credit selection.
Discuss the Trust’s duration.
The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At May 31, 2017, the Trust’s duration was approximately 7 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)
The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps, and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser used derivative instruments to manage the duration of the Trust’s portfolio during the period. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.
Discuss the Trust’s use of leverage.
Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return based on NAV during this period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.
As of May 31, 2017, the Trust’s leverage was approximately 22% of Managed Assets (including the proceeds of leverage), compared with about 27% a year ago. The Trust currently employs leverage through reverse repurchase agreements with two counterparties and a credit facility with a major bank.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The BofA/ML Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The BofA/ML ABS Master BBB-AA Index is a subset of The BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2017

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

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TRUST SUMMARY (Unaudited)	May 31, 2017

Trust Statistics
Share Price	$23.23
Net Asset Value	$23.30
Discount to NAV	-0.30%
Net Assets ($000)	$405,780

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2017
				Since
	One	Three	Five	Inception
	Year	Year	Year	(10/28/10)
Guggenheim Taxable Municipal Managed Duration Trust
NAV	6.81%	7.23%	7.06%	10.27%
Market	11.62%	10.02%	8.34%	9.83%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Total Net Assets
Municipal Bonds	110.7%
Asset Backed Securities	6.7%
Corporate Bonds	4.3%
Senior Floating Rate Interests	4.1%
Short Term Investments	0.3%
Common Stocks	0.1%
Collateralized Mortgage Obligations	0.0%*
Total Investments	126.2%
Other Assets & Liabilities, net	-26.2%
Net Assets	100.0%
* Less than 0.1%

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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TRUST SUMMARY (Unaudited) continued	May 31, 2017

Ten Largest Holdings	% of Total Net Assets
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds, 7.10%	3.5%
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010, 7.65%	3.5%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds, 7.09%	3.3%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds, 8.57%	3.3%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds -
(Federally Taxable - Direct Subsidy), 6.00%	2.9%
California, General Obligation Bonds, Various Purpose,
Taxable Build America Bonds, 7.70%	2.9%
Los Angeles Department of Water & Power Power System Revenue
Revenue Bonds, Build America Bonds, 7.00%	2.9%
Los Angeles Department of Water & Power Power System Revenue
Revenue Bonds, Build America Bonds, 7.00%	2.8%
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds, 6.70%	2.8%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds, 6.50%	2.7%
Top Ten Total	30.6%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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TRUST SUMMARY (Unaudited) continued	May 31, 2017

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.1%
AA	56.7%
A	21.7%
BBB	11.0%
BB	4.0%
B	4.3%
CCC	0.2%
NR**	0.6%
Other Instruments
Short Term Investments	0.3%
Common Stocks	0.1%
Total Investments	100.0%
*
Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do no necessarily indicate low credit quality.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 15

TRUST SUMMARY (Unaudited) continued	May 31, 2017

16 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS		May 31, 2017

	Shares	Value

COMMON STOCKS† – 0.1%
Energy – 0.1%
SandRidge Energy, Inc.*	9,731	$ 192,577
Approach Resources, Inc.*,1	44,160	112,166
Total Energy		304,743

Technology – 0.0%**
Aspect Software Parent, Inc.*,†††,2,11	6,275	93,943
Aspect Software Parent, Inc.*,†††,2,11	2,541	38,040
Total Technology		131,983

Consumer, Non-cyclical – 0.0%**
Targus Group International Equity, Inc*,†††,2,11	18,415	27,623

Communications – 0.0%**
Cengage Learning Acquisitions, Inc.*,††	3,457	15,557

Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,2	335,401	25
Total Common Stocks
(Cost $595,405)		479,931

	Face
	Amount	Value

SHORT TERM INVESTMENTS† – 0.3%
Dreyfus Treasury Prime Cash Management Institutional Shares
0.65%[3]	$ 1,387,938	1,387,938
Total Short Term Investments
(Cost $1,387,938)		1,387,938

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7%
California – 22.3%
Los Angeles Department of Water & Power Power System Revenue
Revenue Bonds, Build America Bonds[4]
7.00% due 07/01/41	10,000,000	11,736,900
7.00% due 07/01/41	10,000,000	11,404,900
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[4]
7.10% due 08/01/40	7,755,000	10,180,221
6.80% due 08/01/30	2,245,000	2,757,062
California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds[4]
7.70% due 11/01/30[1]	10,000,000	11,785,100

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7% (continued)
California – 22.3% (continued)
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33[1]	$ 10,000,000	$ 11,015,500
Long Beach Unified School District, California, Qualified School Construction Bonds,
Federally Taxable, Election of 2008, General Obligation Bonds
5.91% due 08/01/25	7,500,000	9,015,450
Riverside Community College District General Obligation Unlimited
7.02% due 08/01/40[1]	5,000,000	5,746,250
Metropolitan Water District, Southern California, Water Revenue Bonds,
2010 Authorization, Taxable Build America Bonds[4]
6.95% due 07/01/40	5,000,000	5,676,700
Sonoma Valley Unified School District General Obligation Unlimited
7.12% due 08/01/28[1]	3,330,000	3,831,498
Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds,
Culver City Redevelopment Project
8.00% due 11/01/20	2,310,000	2,420,048
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America Bonds,
Federally Taxable[4]
7.25% due 08/01/28[1]	1,025,000	1,262,523
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/26[1]	1,000,000	1,141,370
Cypress Elementary School District (Orange County, California), General Obligation Bonds,
Direct Pay Qualified School Construction Bonds, 2008 Election
6.65% due 08/01/25[1]	660,000	766,049
6.05% due 08/01/21[1]	340,000	370,855
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[1]	500,000	610,075
California State University Revenue Bonds
3.90% due 11/01/47	500,000	508,230
Total California		90,228,731

Illinois – 10.6%
Northern Illinois University, Auxiliary Facilities System Revenue Bonds,
Build America Program, Taxable[4]
8.15% due 04/01/41	5,000,000	5,590,750
7.95% due 04/01/35[1]	4,500,000	5,058,180
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[4]
6.90% due 01/01/40[1]	5,100,000	6,512,189
City of Chicago Illinois General Obligation Unlimited
5.43% due 01/01/42[1]	4,000,000	3,263,440
6.26% due 01/01/40[1]	3,575,000	3,166,807

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7% (continued)
Illinois – 10.6% (continued)
Illinois, General Obligation Bonds, Taxable Build America Bonds[4]
7.35% due 07/01/35	$ 5,000,000	$ 5,310,200
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[4]
6.74% due 11/01/40	2,990,000	3,820,114
Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
Dedicated Revenues, Taxable Build America Bonds[4]
6.52% due 12/01/40[1]	5,000,000	3,759,800
Southwestern Illinois Development Authority Revenue Bonds
7.23% due 10/15/35[1]	3,000,000	3,243,870
Southwestern Illinois, Development Authority, Taxable Local Government, Program
Revenue Bonds, Flood Prevention District Project, Build America Bonds[4]
7.03% due 04/15/32[1]	2,000,000	2,169,440
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	935,031
6.73% due 04/01/35	200,000	204,866
Chicago Board of Education General Obligation Unlimited, Build America Bonds[4]
6.14% due 12/01/39[1]	195,000	148,161
Total Illinois		43,182,848

Washington – 10.0%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[4]
7.40% due 04/01/41[1]	6,675,000	9,717,665
7.10% due 04/01/32	3,325,000	4,482,832
Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
Taxable Build America Bonds[4]
6.79% due 07/01/40	5,000,000	6,472,350
Public Hospital District No. 1, King County, Washington, Valley Medical Center,
Hospital Facilities Revenue Bonds
8.00% due 06/15/40[1]	5,800,000	6,465,376
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[4]
6.50% due 05/01/30[1]	5,000,000	5,975,650
City of Anacortes Washington Utility System Revenue Revenue Bonds
6.48% due 12/01/30[1]	5,000,000	5,523,250
City of Auburn Washington Utility System Revenue Revenue Bonds
6.40% due 12/01/30[1]	2,000,000	2,145,840
Total Washington		40,782,963

Indiana – 6.4%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds[4]
6.50% due 07/15/30	10,000,000	11,176,000
Evansville-Vanderburgh School Building Corp. Revenue Bonds, Build America Bonds[4]
6.50% due 01/15/30[1]	8,690,000	9,816,745

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7% (continued)
Indiana – 6.4% (continued)
County of Knox Indiana Revenue Bonds, Build America Bonds[4]
5.90% due 04/01/34[1]	$ 2,920,000	$ 3,110,968
Indiana Finance Authority Revenue Bonds
5.50% due 04/01/24	1,060,000	1,212,205
5.50% due 04/01/26	620,000	714,011
Total Indiana		26,029,929

Pennsylvania – 6.4%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[1]	10,330,000	11,913,175
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[1]	6,870,000	8,710,542
Lebanon Authority, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds[4]
7.14% due 12/15/35[1]	4,865,000	5,280,812
Total Pennsylvania		25,904,529

New York – 6.3%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[4]
8.57% due 11/01/40[1]	10,000,000	13,237,300
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
Taxable Build America Bonds[4]
6.55% due 11/15/31	5,000,000	6,561,800
7.13% due 11/15/30	5,000,000	5,807,000
Total New York		25,606,100

New Jersey – 6.3%
New Jersey Turnpike Authority Revenue Bonds, Build America Bonds[4]
7.10% due 01/01/41	10,000,000	14,267,400
Camden County Improvement Authority Revenue Bonds, Build America Bonds[4]
7.75% due 07/01/34[1]	8,000,000	8,939,360
7.85% due 07/01/35[1]	2,000,000	2,234,800
Total New Jersey		25,441,560

Michigan – 6.2%
Detroit City School District General Obligation Unlimited, Build America Bonds[4]
6.85% due 05/01/40[1]	5,000,000	5,304,750
7.75% due 05/01/39[1]	2,640,000	3,516,084
Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and
Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
School Construction Bonds
6.10% due 05/01/26[1]	2,500,000	2,777,925
6.50% due 05/01/29[1]	2,000,000	2,221,080
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[1]	3,000,000	3,266,280

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7% (continued)
Michigan – 6.2% (continued)
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General
Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[1]	$ 2,640,000	$ 3,152,371
City of Detroit Michigan Sewage Disposal System Revenue Revenue Bonds
1.37% due 07/01/32[5]	2,000,000	1,724,240
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,663,150
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26[1]	1,000,000	1,090,080
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[1]	415,000	469,801
Total Michigan		25,185,761

Texas – 6.0%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds,
Taxable Build America Bonds[4]
7.09% due 01/01/42[1]	10,000,000	13,277,300
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds[4]
6.70% due 08/15/36[1]	10,000,000	11,264,700
Total Texas		24,542,000

Florida – 4.1%
County of Miami-Dade Florida Transit System Revenue Bonds, Build America Bonds[4]
6.91% due 07/01/39[1]	10,000,000	10,971,800
Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
Revenue Build America Bonds[4]
7.78% due 09/01/40[1]	5,000,000	5,673,300
Total Florida		16,645,100

West Virginia – 3.5%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[4]
7.65% due 04/01/40[1]	10,000,000	14,180,300

Ohio – 3.2%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[1]	5,000,000	6,548,549
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29[1]	2,500,000	2,803,500
Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
Build America Bonds, Taxable[4]
8.22% due 02/15/40[1]	1,950,000	2,398,598

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7% (continued)
Ohio – 3.2% (continued)
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	$ 1,230,000	$ 1,305,338
Total Ohio		13,055,985

Colorado – 2.9%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds[4]
7.02% due 03/15/31[1]	7,500,000	8,513,175
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28[1]	2,500,000	3,243,375
Total Colorado		11,756,550

Vermont – 2.7%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds[4]
7.21% due 07/01/40[1]	7,500,000	8,485,200
6.10% due 07/01/25[1]	2,155,000	2,391,533
Total Vermont		10,876,733

Alabama – 2.6%
Alabama State University, General Tuition and Fee Revenue Bonds, Taxable Direct-Pay
Build America Bonds[4]
7.20% due 09/01/38[1]	5,000,000	5,276,250
7.10% due 09/01/35[1]	3,000,000	3,156,750
7.25% due 09/01/40[1]	2,000,000	2,112,080
Total Alabama		10,545,080

Nevada – 2.5%
Nevada System of Higher Education University, Revenue Bonds, Build America Bonds[4]
7.90% due 07/01/40	5,050,000	5,705,288
7.60% due 07/01/30	1,500,000	1,689,075
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds[4]
6.88% due 07/01/42[1]	1,425,000	1,565,633
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water Bonds,
Taxable Build America Bonds[4]
7.10% due 06/01/39[1]	1,200,000	1,314,792
Total Nevada		10,274,788

Louisiana – 2.4%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/21[1]	8,000,000	8,568,560
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
Revenue Bonds, North Oaks Health System Project, Build America Bonds[4]
7.20% due 02/01/42[1]	1,055,000	1,125,949
Total Louisiana		9,694,509

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

MUNICIPAL BONDS†† – 110.7% (continued)
Mississippi – 1.9%
Medical Center Educational Building Corporation, Taxable Build America Bonds,
University of Mississippi Medical Center Facilities Expansion and
Renovation Project[4]
6.84% due 06/01/35[1]	$ 5,000,000	$ 5,492,600
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
Revenue Bonds, Forrest County General Hospital Project[4]
7.27% due 01/01/32	1,000,000	1,073,440
7.39% due 01/01/40[1]	905,000	969,445
Total Mississippi		7,535,485

South Carolina – 1.6%
County of Horry South Carolina Airport Revenue Revenue Bonds, Build America Bonds[4]
7.33% due 07/01/40[1]	5,000,000	6,497,450

Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County
Public Schools Project
5.21% due 12/01/22[1]	5,000,000	5,666,600

South Dakota – 0.9%
City of Pierre South Dakota Electric Revenue Revenue Bonds
7.50% due 12/15/40	3,490,000	3,670,363

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority Revenue Bonds
5.25% due 07/01/32	1,000,000	1,087,180
1.29% due 07/01/29[5]	950,000	758,148
Total Puerto Rico		1,845,328
Total Municipal Bonds
(Cost $384,262,508)		449,148,692

ASSET BACKED SECURITIES†† – 6.7%
Collateralized Loan Obligations – 6.2%
OCP CLO Ltd.
2014-6A, 6.11% due 07/17/26[5,6]	1,000,000	957,614
2014-6A, 4.81% due 07/17/26[5,6]	250,000	249,801
2015-9A, 4.86% due 07/15/27[5,6]	250,000	249,252
Fortress Credit Investments IV Ltd.
2015-4A, 4.66% due 07/17/23[5,6]	1,000,000	972,016
2015-4A, 6.26% due 07/17/23[5,6]	500,000	484,500
Jamestown CLO VI Ltd.
2015-6A, 6.42% due 02/20/27[5,6]	1,250,000	1,051,179
FDF I Ltd.
2015-1A, 7.50% due 11/12/30[6]	1,000,000	1,001,920
Saranac CLO III Ltd.
2014-3A, 4.81% due 06/22/25[5,6]	1,000,000	992,510

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

ASSET BACKED SECURITIES†† – 6.7% (continued)
Collateralized Loan Obligations – 6.2% (continued)
Betony CLO Ltd.
2015-1A, 6.51% due 04/15/27[5,6]	$ 1,000,000	$ 955,000
Catamaran CLO Ltd.
2014-1A, 5.66% due 04/20/26[5,6]	1,000,000	932,677
Venture XX CLO Ltd.
2015-20A, 7.46% due 04/15/27[5,6]	900,000	818,675
KVK CLO Ltd.
2014-2A, 5.91% due 07/15/26[5,6]	300,000	260,513
2013-2A, 4.81% due 01/15/26[5,6]	250,000	245,159
2015-1A, 6.92% due 05/20/27[5,6]	250,000	237,485
CIFC Funding Ltd.
2013-2A, 5.76% due 04/21/25[5,6]	500,000	492,550
2013-2A, 4.76% due 04/21/25[5,6]	200,000	200,432
Cent CLO Ltd.
2014-21A, 4.67% due 07/27/26[5,6]	600,000	590,111
Eaton Vance CLO Ltd.
2014-1A, 6.19% due 07/15/26[5,6]	600,000	560,137
OHA Credit Partners VIII Ltd.
2013-8A, 5.56% due 04/20/25[5,6]	275,000	262,320
2013-8A, 4.66% due 04/20/25[5,6]	250,000	249,428
COA Summit CLO Limited
2014-1A, 3.96% due 04/20/23[5,6]	500,000	499,946
Neuberger Berman CLO XIII Ltd.
2012-13X, 6.25% due 01/23/24[5]	500,000	499,287
Silver Spring CLO Ltd.
2014-1A, 4.16% due 10/15/26[5,6]	500,000	498,047
Saranac CLO II Ltd.
2014-2A, 4.82% due 02/20/25[5,6]	500,000	496,333
Golub Capital Partners CLO Ltd.
2014-18A, 5.16% due 04/25/26[1,5,6]	250,000	245,254
2014-21A, 4.46% due 10/25/26[5,6]	250,000	245,125
Ocean Trails CLO V
2014-5A, 6.51% due 10/13/26[5,6]	500,000	489,315
Galaxy XVI CLO Ltd.
2013-16A, 4.53% due 11/16/25[5,6]	500,000	484,440
Avery Point IV CLO Ltd.
2014-1A, 5.76% due 04/25/26[5,6]	500,000	465,024
NewMark Capital Funding CLO Ltd.
2014-2A, 5.80% due 06/30/26[5,6]	500,000	462,775
WhiteHorse X Ltd.
2015-10A, 6.46% due 04/17/27[5,6]	500,000	453,755
WhiteHorse VIII Ltd.
2014-1A, 5.72% due 05/01/26[5,6]	500,000	446,122
AMMC CLO XIII Ltd.
2013-13A, 6.90% due 01/26/26[5,6]	400,000	375,681

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

ASSET BACKED SECURITIES†† – 6.7% (continued)
Collateralized Loan Obligations – 6.2% (continued)
Flatiron CLO Ltd.
2013-1A, 6.51% due 01/17/26[5,6]	$ 400,000	$ 349,108
Regatta IV Funding Ltd.
2014-1A, 6.11% due 07/25/26[5,6]	300,000	283,975
TICP CLO I Ltd.
2014-1A, 5.67% due 04/26/26[5,6]	300,000	282,613
Pinnacle Park CLO Ltd.
2014-1A, 6.71% due 04/15/26[5,6]	300,000	259,805
Octagon Investment Partners XXI Ltd.
2014-1A, 7.78% due 11/14/26[5,6]	250,000	250,660
Black Diamond CLO Ltd.
2014-1A, 4.01% due 02/06/26[5,6]	250,000	250,196
DIVCORE CLO Ltd.
2013-1A, 4.89% due 11/15/32[1,5,6]	250,000	249,698
Staniford Street CLO Ltd.
2014-1A, 4.63% due 06/15/25[5,6]	250,000	249,601
Octagon Investment Partners XV Ltd.
2013-1A, 5.91% due 01/19/25[5,6]	250,000	248,680
Cerberus Onshore II CLO LLC
2014-1A, 5.16% due 10/15/23[5,6]	250,000	248,626
Monroe Capital CLO Ltd.
2014-1A, 4.70% due 10/22/26[5,6]	250,000	247,852
Newstar Commercial Loan Funding LLC
2014-1A, 5.91% due 04/20/25[5,6]	250,000	244,830
Jamestown CLO IV Ltd.
2014-4A, 4.66% due 07/15/26[5,6]	250,000	243,159
Octagon Investment Partners XX Ltd.
2014-1A, 6.43% due 08/12/26[5,6]	250,000	240,625
Jamestown CLO III Ltd.
2013-3A, 5.76% due 01/15/26[5,6]	250,000	236,285
Mountain Hawk II CLO Ltd.
2013-2A, 4.31% due 07/22/24[5,6]	250,000	235,435
Washington Mill CLO Ltd.
2014-1A, 6.01% due 04/20/26[5,6]	250,000	234,914
Ballyrock CLO LLC
2014-1A, 6.16% due 10/20/26[5,6]	250,000	233,225
MP CLO V Ltd.
2014-1A, 7.06% due 07/18/26[5,6]	250,000	232,930
Adams Mill CLO Ltd.
2014-1A, 6.16% due 07/15/26[5,6]	250,000	231,293
BNPP IP CLO Ltd.
2014-2A, 6.42% due 10/30/25[5,6]	250,000	229,957
Harbourview CLO VII Ltd.
2014-7A, 6.31% due 11/18/26[5,6]	250,000	229,523

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

ASSET BACKED SECURITIES†† – 6.7% (continued)
Collateralized Loan Obligations – 6.2% (continued)
Jamestown CLO V Ltd.
2014-5A, 6.26% due 01/17/27[5,6]	$ 250,000	$ 228,201
Octagon Investment Partners XXII Ltd.
2014-1A, 7.45% due 11/25/25[5,6]	250,000	227,066
Tuolumne Grove CLO Ltd.
2014-1A, 5.91% due 04/25/26[5,6]	250,000	225,242
Avery Point V CLO Ltd.
2014-5A, 6.06% due 07/17/26[5,6]	250,000	225,044
OZLM XI Ltd.
2015-11A, 7.32% due 01/30/27[5,6]	250,000	223,530
AIMCO CLO
2014-AA, 6.41% due 07/20/26[5,6]	250,000	221,010
Gallatin CLO VII Ltd.
2014-1A, 4.92% due 07/15/23[1,5,6]	200,000	200,370
Carlyle Global Market Strategies CLO Ltd.
2012-3A, 10/04/24[1,6,7]	250,000	194,918
WhiteHorse VII Ltd.
2013-1A, 5.99% due 11/24/25[5,6]	200,000	185,835
Atlas Senior Loan Fund II Ltd.
2012-2A, 01/30/24[1,6,7]	250,000	143,710
West CLO Ltd.
2013-1A, 11/07/25[6,7]	250,000	132,685
Ares XXV CLO Ltd.
2013-3A, 01/17/24[6,7]	250,000	131,321
Great Lakes CLO Ltd.
2012-1A, 01/15/23[1,7,8]	250,000	100,168
Eastland CLO Ltd.
2007-1A, 1.50% due 05/01/22[1,5,6]	16,544	16,513
Gramercy Park CLO Ltd.
2012-1A, 07/17/23[6,7]	250,000	11,262
Total Collateralized Loan Obligations		25,404,248

Collateralized Debt Obligations – 0.4%
N-Star REL CDO VIII Ltd.
2006-8A, 1.41% due 02/01/41[1,5,6]	798,817	796,627
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.60% due 11/21/40[5,6]	232,640	228,574
Putnam Structured Product CDO Ltd.
2002-1A, 1.67% due 01/10/38[1,5,6]	134,130	132,888
Highland Park CDO I Ltd.
2006-1A, 1.59% due 11/25/51[5,6]	133,553	125,706
Pasadena CDO Ltd.
2002-1A, 2.00% due 06/19/37[5,6]	106,607	105,585
SRERS Funding Ltd.
2011-RS, 1.24% due 05/09/46[5,6]	102,086	101,028

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

ASSET BACKED SECURITIES†† – 6.7% (continued)
Collateralized Debt Obligations – 0.4% (continued)
Diversified Asset Securitization Holdings II, LP
2000-1X, 1.62% due 09/15/35[5]	$ 5,483	$ 5,455
Total Collateralized Debt Obligations		1,495,863

Whole Business – 0.1%
Icon Brand Holdings LLC
2012-1A, 4.23% due 01/25/43[6]	231,222	219,368

Transportation – 0.0%**
Raspro Trust
2005-1A, 1.55% due 03/23/24[1,5,6]	41,865	40,609
Total Asset Backed Securities
(Cost $23,592,696)		27,160,088

CORPORATE BONDS†† – 4.3%
Energy – 1.4%
EQT Corp.
8.13% due 06/01/19[1]	1,200,000	1,333,215
4.88% due 11/15/21[1]	250,000	270,508
Comstock Resources, Inc.
10.00% due 03/15/20[9]	1,100,000	1,116,499
Antero Resources Corp.
5.63% due 06/01/23[1]	600,000	615,000
5.38% due 11/01/21[1]	100,000	102,875
Hess Corp.
8.13% due 02/15/19[1]	650,000	709,382
Husky Energy, Inc.
3.95% due 04/15/22[1]	250,000	262,576
4.00% due 04/15/24[1]	195,000	199,890
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	300,000	328,173
Buckeye Partners, LP
4.35% due 10/15/24	250,000	261,065
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	112,000
DCP Midstream Operating, LP
5.35% due 03/15/20[6]	100,000	104,500
FTS International, Inc.
8.63% due 06/15/20[5,6]	100,000	101,750
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[8,10]	651,500	84,695
Total Energy		5,602,128

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

CORPORATE BONDS†† – 4.3% (continued)
Consumer, Non-cyclical – 1.4%
Kaiser Foundation Hospitals
4.15% due 05/01/47	$ 1,800,000	$ 1,846,789
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,728,938
Valeant Pharmaceuticals International, Inc.
6.50% due 03/15/22[6]	1,000,000	1,049,800
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[6]	250,000	253,750
WEX, Inc.
4.75% due 02/01/23[6]	250,000	248,750
ADT Corp.
6.25% due 10/15/21	200,000	220,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[6]	100,000	100,500
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[6]	100,000	100,000
Total Consumer, Non-cyclical		5,548,527

Communications – 0.9%
DISH DBS Corp.
5.88% due 11/15/24	1,050,000	1,118,250
Sprint Communications, Inc.
7.00% due 03/01/20[6]	900,000	999,000
9.00% due 11/15/18[6]	56,000	61,460
T-Mobile USA, Inc.
6.00% due 04/15/24[1]	500,000	538,750
MDC Partners, Inc.
6.50% due 05/01/24[6]	500,000	503,750
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25	100,000	107,500
CSC Holdings LLC
5.25% due 06/01/24	100,000	102,125
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	100,000	97,500
Total Communications		3,528,335

Technology – 0.2%
Micron Technology, Inc.
7.50% due 09/15/23	550,000	614,405
Infor US, Inc.
6.50% due 05/15/22	200,000	208,250
Total Technology		822,655

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

CORPORATE BONDS†† – 4.3% (continued)
Industrial – 0.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	$ 800,000	$ 794,000

Basic Materials – 0.1%
GCP Applied Technologies, Inc.
9.50% due 02/01/23[6]	500,000	570,000
Mirabela Nickel Ltd.
9.50% due 06/24/19[9,10]	96,316	6,742
1.00% due 09/10/44†††,2,10	1,918	–
Total Basic Materials		576,742

Financial – 0.1%
FBM Finance, Inc.
8.25% due 08/15/21[6]	150,000	161,250
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[6]	125,000	129,219
Total Financial		290,469

Consumer, Cyclical – 0.0%**
WMG Acquisition Corp.
6.75% due 04/15/22[6]	200,000	210,650
Total Corporate Bonds
(Cost $15,988,859)		17,373,506

SENIOR FLOATING RATE INTERESTS††,5 – 4.1%
Technology – 2.1%
EIG Investors Corp.
6.18% due 02/09/23	4,933,625	4,942,901
Solera LLC
3.38% due 03/03/21†††,2	1,612,500	1,442,082
TIBCO Software, Inc.
5.55% due 12/04/20	684,281	690,699
Advanced Computer Software
6.67% due 03/18/22	488,750	475,309
Aspect Software, Inc.
11.02% due 05/25/20[11]	437,793	436,698
Ceridian Corp.
4.54% due 09/15/20	317,417	316,624
First Data Corp.
3.53% due 04/26/24	252,553	253,856
Total Technology		8,558,169

Consumer, Non-cyclical – 0.7%
PT Intermediate Holdings III LLC
7.54% due 06/23/22†††,2	1,268,625	1,268,625

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 – 4.1% (continued)
Consumer, Non-cyclical – 0.7% (continued)
Springs Industries, Inc.
7.50% due 06/01/21†††,2	$ 496,250	$ 496,250
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.07% due 08/19/21	460,463	461,421
American Tire Distributors, Inc.
5.29% due 09/01/21	291,888	292,618
Quorum Business Solutions
5.92% due 08/06/21	205,088	195,859
Targus Group International, Inc.
15.00% due 12/31/19†††,2,9,10,11	88,167	88,167
14.00% due 05/24/16†††,2,9,10,11	213,492	–
Total Consumer, Non-cyclical		2,802,940

Consumer, Cyclical – 0.5%
Sears Holdings Corp.
5.54% due 06/30/18	447,988	439,252
LA Fitness International LLC
5.40% due 07/01/20	416,815	421,679
Accuride Corp.
8.15% due 11/17/23	319,375	321,770
Truck Hero, Inc.
5.16% due 05/16/24	250,000	248,360
Neiman Marcus Group, Inc.
4.25% due 10/25/20	242,481	188,277
MX Holdings US, Inc.
3.79% due 08/14/23	147,761	149,239
Navistar Inc.
5.00% due 08/07/20	98,500	100,059
Total Consumer, Cyclical		1,868,636

Industrial – 0.3%
Transdigm, Inc.
4.14% due 06/04/21	486,250	488,015
Amber Bidco Foster + Partners
5.49% due 06/30/21†††,2	250,000	247,064
NaNa Development Corp.
8.00% due 03/15/18	191,687	187,853
SI Organization
5.90% due 11/22/19	171,035	172,175
Hunter Defense Technologies
7.16% due 08/05/19	182,667	167,825
Total Industrial		1,262,932

Financial – 0.3%
Magic Newco, LLC
5.04% due 12/12/18	905,813	908,358
12.00% due 06/12/19	100,000	102,813

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2017

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††,5 – 4.1% (continued)
Financial – 0.3% (continued)
Integro Parent, Inc.
6.92% due 10/28/22	$ 246,946	$ 246,946
Total Financial		1,258,117

Utilities – 0.1%
MRP Generation Holding
8.15% due 10/18/22	298,500	292,530

Communications – 0.1%
Houghton Mifflin Co.
4.04% due 05/28/21	249,746	235,775

Energy – 0.0%**
PSS Companies
5.65% due 01/28/20	193,882	158,014
Total Senior Floating Rate Interests
(Cost $16,330,066)		16,437,113

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.0%**
Residential Mortgage Backed Securities – 0.0%**
Nomura Resecuritization Trust
2012-1R, 1.48% due 08/27/47[1,5,6]	138,662	137,968
Total Collateralized Mortgage Obligations
(Cost $133,388)		137,968
Total Investments – 126.2%
(Cost $442,290,860)		$ 512,125,236
Other Assets & Liabilities, net – (26.2)%		(106,344,974)
Total Net Assets – 100.0%		$ 405,780,262

*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1
All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of May 31, 2017, the total value of securities segregated was $262,338,099.

2	Security was fair valued by the Valuation Committee at May 31, 2017. The total market value of fair valued securities amounts $3,701,819 (cost $4,129,882), or 0.9% of total net assets.
3	Rate indicated is the 7-day yield as of May 31, 2017.
4	Taxable municipal bond issued as part of the Build America Bond program.
5	Variable rate security. Rate indicated is rate effective at May 31, 2017.
6
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $31,385,025 (cost $27,532,809), or 7.7% of total net assets.

7	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2017

8
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $184,863 (cost $709,634), or less than 0.1% of total net assets — see Note 12.

9	Payment-in-kind security.
10	Security is in default of interest and/or principal obligations.
11	Investment in an affiliated issuer. See Note 13 in the Notes to Financial Statements.

See Sector Classification in Supplemental Information section.
The following table summarizes inputs used to value the Trust’s investments at May 31, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Description	Quoted Prices	Inputs		Inputs	Total
Assets:
Common Stocks	$304,743	$15,557		$159,631	$479,931
Short Term Investments	1,387,938	—		—	1,387,938
Municipal Bonds	—	449,148,692		—	449,148,692
Asset Backed Securities	—	27,160,088		—	27,160,088
Corporate Bonds	—	17,373,506		—	17,373,506
Senior Floating Rate Interests	—	12,894,925		3,542,188	16,437,113
Collateralized Mortgage Obligations	—	137,968		—	137,968
Swap Agreements	—	53,580	*	—	53,580
Total Assets	$1,692,681	$506,784,316		$3,701,819	$512,178,816
Liabilities:
Swap Agreements	$—	$138,265	*	$—	$138,265
Unfunded Loan Commitments	—	—		67,375	67,375
Total Liabilities	$—	$138,265		$67,375	$205,640
* Represents the unrealized gain/loss at period end.

Please refer to the Schedule of Investments for a breakdown of investment type by industry category.

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at
Category	5/31/2017	Valuation Technique	Unobservable Inputs	Input Range
Assets:
Senior Floating Rate Interests	$2,957,771	Model Price	Purchase Price	—
Senior Floating Rate Interests	496,250	Model Price	Market Comparable Yields	5.5%
Senior Floating Rate Interests	88,167	Model Price	Liquidation Value	—
Common Stocks	159,606	Enterprise Value	Valuation Multiple	6.7%/7.3x
Common Stocks	25	Model Price	Liquidation Value	—
Corporate Bonds	—	Model Price	Liquidation Value	—
Total Assets	$3,701,819
Liabilities:
Unfunded Loan Commitments	$ 67,375	Model Price	Purchase Price	—

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2017

Significant changes in valuation multiples or liquidation values would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of May 31, 2017, compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 3 to Level 2	$ 6,742
The transfer from Level 3 to Level 2 is due to availability of market price information at period end.

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2017:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
			Assets				Liabilities
		Senior
	Asset	Floating					Unfunded
	Backed	Rate	Corporate	Common	Preferred	Total	Loan
	Securities	Interests	Bonds	Stocks	Stocks	Assets	Commitments
Beginning Balance	$—	$846,521	$85,272	$207,043	$—	$1,138,836	$(301,224)
Paydowns Received	—	(10,125)	—	—	—	(10,125)	—
Payment-in-kind
Distributions Received	—	12,159	1,215	—	—	13,374	—
Realized Gain/(Loss)	(51,879)	(13,675)	—	—	(180,500)	(246,054)	—
Change in Unrealized
Gain/(Loss)	51,879	(11,172)	(19,248)	(109,696)	180,500	92,263	12,130
Purchases/(Receipts)	—	3,539,063	—	—	—	3,539,063	(139,219)
(Sales)/Fundings	—	(873,281)	—	—	—	(873,281)	360,938
Accrued discounts/
(premiums)		52,698	1,787	—	—	54,485	—
Corporate Actions	—	—	(62,284)	62,284	—	—	—
Transfer Out Value	—	—	(6,742)	—	—	(6,742)	—
Ending Balance	$—	$3,542,188	$—	$159,631	$—	$3,701,819	$(67,375)
Net change in unrealized
appreciation (depreciation)
for investments in securities
still held at May 31, 2017	$—	$(15,415)	$—	$(109,689)	$—	$(125,104)	$12,130

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 33

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2017

ASSETS:
Investments in unaffiliated issuers, at value (cost $441,283,635)	$511,440,765
Investments in affiliated issuers, at value (cost $1,007,225)	684,471
Restricted cash	920,376
Cash	16,568
Unrealized appreciation on swap agreements	53,580
Receivables:
Interest	8,570,057
Investments sold	66,125
Other assets	867
Total assets	521,752,809
LIABILITIES:
Reverse repurchase agreements	67,707,680
Borrowings	47,509,544
Unrealized depreciation on swap agreements	138,265
Unfunded loan commitments, at value (Note 11) (Commitment fees received $87,656)	67,375
Interest due on borrowings	108,357
Payable for:
Investment advisory fees	267,551
Trustees’ fees and expenses*	9,868
Other liabilities	163,907
Total liabilities	115,972,547
NET ASSETS	$405,780,262
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share;
unlimited number of shares authorized,
17,416,307 shares issued and outstanding	$174,163
Additional paid-in capital	330,881,053
Undistributed net investment income	1,495,242
Accumulated net realized gain on investments	3,459,832
Net unrealized appreciation on investments	69,769,972
NET ASSETS	$405,780,262
Shares outstanding ($0.01 par value with unlimited amount authorized)	17,416,307
Net asset value	$23.30
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2017
For the Year Ended May 31, 2017

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$33,783,272
Interest from securities of affiliated issuers	52,463
Dividends	69,719
Total investment income	33,905,454
EXPENSES:
Investment advisory fees	3,258,330
Interest expense	2,188,178
Professional fees	197,225
Trustees’ fees and expenses*	135,924
Fund accounting fees	129,773
Administration fees	121,458
Printing fees	65,328
Excise tax expense	61,468
Custodian fees	32,086
Registration and filings	23,725
Transfer agent fees	19,438
Insurance	14,762
Miscellaneous	5,657
Total expenses	6,253,352
Net investment income	27,652,102
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,737,412
Investments in affiliated issuers	7,700
Swap agreements	(633,780)
Net realized gain	2,111,332
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,858,603)
Investments in affiliated issuers	(139,886)
Swap agreements	1,122,146
Net change in unrealized appreciation (depreciation)	(2,876,343)
Net realized and unrealized loss	(765,011)
Net increase in net assets resulting from operations	$26,887,091

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 35

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2017

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$27,652,102	$25,763,764
Net realized gain (loss) on investments	2,111,332	(604,761)
Net change in unrealized appreciation
(depreciation) on investments	(2,876,343)	2,805,917
Net increase in net assets resulting from operations	26,887,091	27,964,920
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(26,927,004)	(28,517,701)
Capital gains	—	(355,413)
Total distributions to shareholders	(26,927,004)	(28,873,114)
SHAREHOLDER TRANSACTIONS:
Distributions reinvested	—	60,664
Net decrease in net assets	(39,913)	(847,530)
NET ASSETS:
Beginning of period	405,820,175	406,667,705
End of period	$405,780,262	$405,820,175
Undistributed net investment income at end of period	$1,495,242	$954,035

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2017
For the Year Ended May 31, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$26,887,091
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	3,998,489
Net change in unrealized (appreciation) depreciation on swap agreements	(1,122,146)
Net realized gain on investments	(2,745,112)
Net accretion of discount and amortization of premium	(2,297,644)
Purchase of long-term investments	(31,767,390)
Proceeds from sale of long-term investments	43,059,105
Paydowns received on mortgage and asset backed securities	24,937,519
Net purchases of short-term investments	(738,447)
Corporate actions and other payments	32,775
Decrease in interest receivable	271,596
Decrease in investments sold receivable	1,979,646
Decrease in other assets	10
Decrease in investments purchased payable	(200,178)
Decrease in investment advisory fees payable	(16,789)
Commitment fees received and repayments of unfunded commitments	139,219
Loan commitment fundings	(360,938)
Increase in interest due on borrowings	52,191
Decrease in administration fees payable	(10,490)
Decrease in fund accounting fees payable	(20,855)
Increase in trustees’ fees and expenses payable	3,711
Increase in other liabilities	19,305
Net Cash Provided by Operating and Investing Activities	62,100,668
Cash Flows From Financing Activities:
Distributions to common shareholders	(26,927,004)
Proceeds from reverse repurchase agreements	284,020,988
Payments made on reverse repurchase agreements	(305,999,338)
Proceeds from borrowings	5,500,000
Payments made on borrowings	(19,700,000)
Net Cash Used in Financing Activities	(63,105,354)
Net decrease in cash	(1,004,686)
Cash at Beginning of Period (including restricted cash)	1,941,630
Cash at End of Period (including restricted cash)	936,944
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$2,135,987
Supplemental Disclosure of Non Operating Activity: Additional principal
received on payment-in-kind bonds	$13,406

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS					May 31, 2017

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013

Per Share Data:
Net asset value, beginning of period	$23.30	$23.35	$23.26	$23.61	$23.49
Income from investment operations:
Net investment income(a)	1.59	1.48	1.48	1.63	1.65
Net gain (loss) on investments (realized and unrealized)	(0.04)	0.13	0.27	(0.32)	0.07
Total from investment operations	1.55	1.61	1.75	1.31	1.72
Less distributions from:
Net investment income	(1.55)	(1.64)	(1.48)	(1.60)	(1.60)
Capital gains	—	(0.02)	(0.18)	(0.06)	—
Total distributions to shareholders	(1.55)	(1.66)	(1.66)	(1.66)	(1.60)
Net asset value, end of period	$23.30	$23.30	$23.35	$23.26	$23.61
Market value, end of period	$23.23	$22.28	$21.64	$21.69	$22.70

Total Return(b)
Net asset value	6.81%	7.25%	7.64%	6.15%	7.48%
Market value	11.62%	10.95%	7.52%	3.54%	8.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$405,780	$405,820	$406,668	$405,039	$411,135
Ratio to average net assets of:
Total expenses, including interest expense(c)	1.54%	1.38%	1.32%	1.35%	1.38%
Net investment income, including interest expense	6.80%	6.47%	6.26%	7.37%	6.99%
Portfolio turnover rate	6%	7%	11%	10%	12%
Senior Indebtedness
Borrowings - committed facility agreement (in thousands)	$47,509	$89,686	$35,510	$30,964	$44,214
Asset Coverage per $1,000 of borrowings(d)	$10,966	$9,030	$14,993	$16,953	$12,239
Reverse Repurchase Agreements (in thousands)(e)	$67,708	$61,710	$90,202	$88,923	$85,778
Total borrowings and reverse repurchase agreements outstanding (in thousands)	$115,217	$151,396	$125,712	$119,887	$129,992
Asset Coverage per $1,000 of total indebtedness(f)	$4,522	$3,681	$4,235	$4,379	$4,163

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2017

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratio for the years ended May 31 would be:

2017	2016	2015	2014	2013
1.00%	0.99%	1.02%	1.02%	1.02%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the borrowings.
(e)
As a result of the Trust having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Trust does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(f)
Calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total asset and dividing by the total borrowings and reverse repurchase agreements.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS	May 31, 2017

Note 1 – Organization:
Guggenheim Taxable Municipal Managed Duration Trust (the “Trust”) (formerly known as Guggenheim Build America Bonds Managed Duration Trust) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.
Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities or other assets.
Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
The value of interest rate swap agreements are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the CME price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.
(d) Distributions
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.
(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(h) Indemnifications
Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.
Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”) provided Fund administration services to the Fund. On October 4, 2016, “RFS” was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Trust.
MUIS acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Trust paid $61,468 or 0.3% per share of federal excise tax attributable to calendar year 2016.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2017, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax differences relating to paydown gains, excise tax paid, collateralized loan obligations, swap transactions and return of capital distributions from underlying investments. Net investment income, net realized gains and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
Additional	Net Investment	Net Realized
Paid-in Capital	Income	Gain
$(61,468)	$(183,891)	$245,359

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

As of May 31, 2017, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax
Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$442,784,146	$72,502,136	$(3,161,046)	$69,341,090

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, collateralized loan obligations and swap income accruals.
As of May 31, 2017, tax components of accumulated earnings (excluding paid-in capital) were as follows:

Undistributed	Accumulated	Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$2,669,212	$2,732,582	$69,323,252

For the years ended May 31, 2017 and 2016, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2017	2016
Ordinary Income	$26,927,004	$28,517,692
Long-Term Capital Gain	–	355,422
	$26,927,004	$28,873,114
Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the year ended May 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $31,767,390 and $43,059,105 respectively.
The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended May 31, 2017, the Trust did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Duration – the use of an instrument to manage the interest rate risk of a portfolio.
(a) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Trust receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Trust’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
The Trust had interest rate swap agreements outstanding during the year ended May 31, 2017, in order to help manage the cost of leverage and, indirectly, to manage duration. As of May 31, 2017, the total amount segregated in connection with swap agreements was $920,376. As of May 31, 2017, the Trust had swaps with a total notional value of $82,000,000 outstanding.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Details of the swap agreements outstanding as of May 31, 2017, were as follows:

						Unrealized
		Termination	Notional	Receive	Floating	Appreciation
Counterparty	Exchange	Date	Amount ($000)	Fixed Rate	Rate	(Depreciation)
Bank of America	CME	10/16/2019	$ 57,000	1.6440%	3 Month LIBOR	$ (138,265)
Merrill Lynch
Bank of America	CME	10/17/2019	$ 25,000	1.4605%	3 Month LIBOR	53,580
Merrill Lynch
						$ (84,685)
Swaps held by the Fund as of year-end are centrally cleared swaps.

(b) Forward Foreign Currency Exchange Contracts
The Trust enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contracts is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.
As of May 31, 2017, there were no forward foreign currency exchange contracts outstanding.
(c) Summary of Derivatives Information
The following table presents the types of derivatives in the Trust by location as presented on the Statement of Assets Liabilities as of May 31, 2017.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Interest Rate Risk	Unrealized appreciation	$53,580	Unrealized depreciation	$138,265
	on swap agreements		on swap agreements
Total		$53,580		$138,265

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2017.

Effect of Derivative Instruments on the Statement of Operations:

Amount of Net Realized Gain (Loss) on Derivatives

Primary Risk	Swap
Exposure	Agreements	Total
Interest Rate Risk	$(633,780)	$(633,780)
Total	$(633,780)	$(633,780)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives

Primary Risk	Swap
Exposure	Agreements	Total
Interest Rate Risk	$1,122,146	$1,122,146
Total	$1,122,146	$1,122,146

Derivative Volume
For the year ended May 31, 2017, the swaps average daily notional value was $82,000,000 and the ending notional value was $82,000,000.
Note 8 – Offsetting:
In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
	Gross Amounts	the Statement	the Statement	of Assets & Liabilities
	of Recognized	of Assets &	of Assets &	Financial	Net
Investment Type	Liabilities[1]	Liabilities	Liabilities	Instruments	Amount
Reverse Repurchase
Agreement	$67,707,680	$ –	$67,707,680	$67,707,680	$ –

[1] Centrally cleared swaps are excluded from these reported amounts.

Note 9 – Capital:

Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,416,307 issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
Beginning Shares	17,416,307	17,413,674
Shares issued through dividend reinvestment	–	2,633
Ending shares	17,416,307	17,416,307

Note 10 – Leverage:

Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Trust’s assets. For the year ended May 31, 2017, the average daily balance for which reverse repurchase agreements were outstanding amounted to $84,202,565. The weighted average interest rate was 1.32%.
As of May 31, 2017, there was $67,707,680 in reverse repurchase agreements outstanding. As of May 31, 2017, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
RBC Capital Markets	1.69-1.85%	06/02/2017-08/30/2017	$ 36,340,938
BNP Paribas	1.61%*	Open Maturity	31,366,742
$ 67,707,680
* Variable rate security. Rate indicated is rate effective at May 31, 2017.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2017, aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31 – 90 days	90 days	Total

Municipal Bonds	$31,366,742	$14,798,000	$21,542,938	$ –	$67,707,680
Total Borrowings	$31,366,742	$14,798,000	$21,542,938	$ –	$67,707,680
Gross amount of recognized
liabilities for reverse
repurchase agreements	$31,366,742	$14,798,000	$21,542,938	$ –	$67,707,680

Borrowings
On February 27, 2015, the Trust entered into a $125,000,000 credit facility agreement with an approved lender. Under the credit facility, the interest rate on the amount borrowed is based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed, if the Fund borrows less than 50% available. As of May 31, 2017, there was $47,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the period was $52,055,571 with a related average interest rate of 1.71%. The maximum amount outstanding during the period ended was $61,709,544. As of May 31, 2017, the total value of securities segregated and pledged as collateral in connection with borrowings was $80,001,118.
The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 11 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments as of May 31, 2017. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2017, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $182,336,981.
As of May 31, 2017, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
PetSmart, Inc.	01/24/18	$ 1,000,000	$ –
Solera LLC	03/03/21	637,500	67,375
Surgery Center Holdings, Inc.	11/16/17	500,000	–
		$ 1,137,500	$ 67,375

Note 12 – Restricted:
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Great Lakes CLO Ltd., 2012-1A,
01/15/23	12/16/12	$ 193,079	$ 100,168
Schahin II Finance Company SPV Ltd.,
5.88% due 09/25/22	01/08/14	516,555	84,695
		$ 709,634	$ 184,863

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2017

Note 13 – Affiliated Transactions:
The Trust had the following transactions with affiliated funds during the year ended May 31, 2017:

						For the Year
		Share/Principal Activity				Ended May 31, 2017

							Interest and
							Amortization
	Balance			Corporate	Balance		Included
Security Name	5/31/2016	Purchases	Sales	Actions	5/31/2017	Value	in Income

Aspect Software Parent, Inc.	6,275	–	–	–	6,275	$ 93,943	$ –
Aspect Software Parent, Inc.	–	–	–	2,541	2,541	38,040	–
Aspect Software, Inc.,
11.02% due 05/25/20	446,158		(8,365)	–	437,793	436,698	42,502
Aspect Software, Inc.
3.00% due 05/25/23	62,284	–	–	(62,284)	–	–	–
Targus Group International
Equity, Inc.	18,415	–	–	–	18,415	27,623	–
Targus Group International
Equity, Inc., 15.00% due 12/31/19	76,008	12,159	–	–	88,167	88,167	9,961
Targus Group International
Equity, Inc., 14.00% due 05/24/16	213,346	146	–	–	213,492	–	–
						$ 684,471	$ 52,463
Affiliated funds accounted for $7,700 of the net realized gain on investments and a $(139,886) change in net unrealized appreciation/(depreciation) on investments during the year.

Note 14 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2017

The Board of Trustees and Shareholders of
Guggenheim Taxable Municipal Managed Duration Trust
We have audited the accompanying statement of assets and liabilities of the Guggenheim Taxable Municipal Managed Duration Trust (the Trust), including the portfolio of investments, as of May 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Taxable Municipal Managed Duration Trust at May 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
July 31, 2017

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2017

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief and Reconciliation Act of 2003. See qualified dividend income column in the table below.
In January 2018, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2017.

Qualified Dividend Income	Dividend Received Deduction
0.03%	0.03%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2017, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying Interest	% Qualifying Short-Term Capital Gain
87.91%	100.0%

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Trust was held on May 4, 2017. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	15,036,975	158,693	228,127
Donald C. Cacciapaglia	15,015,082	183,343	225,370
Donald A. Chubb, Jr.	15,056,262	145,211	222,322

The other Trustees of the Trust not up for election in 2017 were Jerry B. Farley, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Maynard F. Oliverius and Ronald E. Toupin, Jr.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 55

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

Trustees
The Trustees of the Guggenheim Taxable Municipal Managed Duration Trust and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees:

Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	98	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee and	Since 2014	Current: Business broker and manager of commercial real estate, Griffith &	95	Current: Midland Care, Inc.
Chubb, Jr.	Chairman of		Blair, Inc. (1997-present).		(2011-present).
(1946)	the Valuation
Oversight
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc.
(1946)	Chairman of				(2004-present); CoreFirst Bank & Trust
	the Audit				(2000-present).
Committee
Roman	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). 95		Current: Zincore Metals, Inc.
Friedrich III	Chairman of				(2009-present).
(1946)	the Contracts		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
	Review				Former: Axiom Gold and Silver Corp.
	Committee				(2011-2012).
Robert B. Karn III	Trustee	Since 2010	Current: Consultant (1998-present).	95	Current: GP Natural Resource Partners,
(1942)					LLC (2002- present).
Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and
			Economic Consulting, St. Louis office (1987-1997).		Former: Peabody Energy Company
(2003-April 2017).

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:

Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Momkus McCluskey Roberts LLC (2016-present).	100	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,
	and Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	95	Current: Robert J. Dole Institute of
Oliverius					Politics (2016-present); Stormont-Vail
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation
(1999-present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present).	97	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 57

SUPPLEMENTAL INFORMATION (Unaudited) continued					May 31, 2017

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Interested Trustee:

Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	230	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Company (2015-present); Guggenheim
(1951)	Executive				Partners Japan, Ltd. (2014-present);
	Officer and				Guggenheim Partners Investment
	Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Management Holdings, LLC (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2018.
—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2019.
—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2020.
*** This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Trusts’ Adviser and/or the parent of the Adviser.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2017

Officers
The Officers of the Guggenheim Taxable Municipal Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers:

Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present); AML Officer, certain funds in the Fund Complex (2016-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners
(1960)	Treasurer		Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC
(2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim
(1961)	Officer		Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).
Mark E.	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
Mathiasen			(2007-present).
(1978)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 59

SUPPLEMENTAL INFORMATION (Unaudited) continued			May 31, 2017

	Position(s)	Term of Office
Name, Address*	held with	and Length of	Principal Occupations
and Year of Birth	the Trust	Time Served**	During Past Five Years
Officers continued:

Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager, Mutual Fund Administration for Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Financial		Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and
	Officer and		Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen
	Treasurer		Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB)	May 31, 2017

Guggenheim Taxable Municipal Managed Duration Trust (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23-24, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund.

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TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2017

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry, and issues germane to closed-end funds in particular, and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2017

reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.
In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered Guggenheim’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and fund accounting services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on October 28, 2010. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the five-year, three-year and one-year periods ended December 31, 2016. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2017

(perpetual and non-perpetual), and excludes funds that: (i) generally invest less than 50% in taxable municipals, including “Build America Bonds” (“BABs”); and (ii) generally employ less than 20% financial leverage. The Committee considered that the peer group of funds (with four constituent funds, including the Fund) is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
In assessing the Fund’s performance, the Committee noted the investment policy changes recommended by the Adviser and approved by the Board in May 2016 which eliminated the Fund’s requirement to invest 80% of its managed assets in Build America Bonds (“BABs”), effective July 26, 2016. The Fund’s modified 80% policy provides that, under normal market conditions, the Fund will invest at least 80% of its managed assets in taxable municipal securities, including BABs (the “New 80% Policy”). The Committee also noted that the Board approved a related change to the Fund’s 20% investment policy, pursuant to which, under normal market conditions, the Fund may invest up to 20% of its managed assets in securities other than taxable municipal securities, including tax-exempt municipal securities, asset-backed securities (“ABS”), senior loans and other income producing securities (the “New 20% Policy” and together with the New 80% Policy, the “Investment Policy Changes”). The Committee noted that in approving the Investment Policy Changes, the Board took into account, among other things, the Fund’s distribution and excise tax history, the investment opportunities anticipated by the Adviser and the composition of the Fund’s peer group, as well as investment policy modifications implemented by other closed-end funds that had invested primarily in BABs.
The Committee noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2016, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2016 and annualized for the three-year and since-inception periods ended December 31, 2016. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee noted that although the Fund’s total net expense ratio (excluding interest expense) was the highest of its peer group of four funds, its contractual advisory fee (as a percentage of net assets) was below the peer group median, ranking in the 33rd percentile.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2017

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted further steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Fund for providing certain administrative and fund accounting services. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2017

provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s primary investment objective of providing current income and the Fund’s secondary objective of long-term capital appreciation.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund’s performance on an NAV basis exceeded the median return of its peer group of funds for the five-year, three-year and one-year periods ended December 31, 2016, ranking in the 1st percentile for each of the five-year and one-year periods and in the 33rd percentile for the three-year period. The Committee also noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM
TAXABLE MUNICIPAL MANAGED DURATION TRUST (GBAB) continued	May 31, 2017

peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s risk metrics have consistently been superior to peers, reflecting the Fund’s lower duration and the diversification provided by the “non-BABs” portion of the Fund’s portfolio. The Committee also noted Guggenheim’s assessment that the Fund’s performance in 2016 and since inception exceeded the market benchmark and peer group average with lower risk, measured by volatility, downside deviation, tracking error and down-capture, resulting in consistently superior risk-adjusted returns.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance supported renewal of the Sub-Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate with respect to the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for an additional annual term.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2017

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2017

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559 or online at www.computershare.com/investor.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 69

TRUST INFORMATION	May 31, 2017

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined
  in section 2(a)(19) of the 1940 Act)
  (“Interested Trustee”) of the Trust because of
  his position as the President and CEO of the
  Investment Adviser and the Sub-Adviser.

Principal Executive Officers

Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer
Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Accounting Agent and Administrator
MUFG Invester Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION continued	May 31, 2017

Privacy Principles of Guggenheim Taxable Municipal Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Taxable Municipal Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Taxable Municipal Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.
A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.
Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST ANNUAL REPORT l 71

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/17)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-AR-0517

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

  (2) Not applicable.

  (3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $51,370 and $49,867 for the fiscal years ended May 31, 2017 and May 31, 2016, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended May 31, 2017 and May 31, 2016 respectively.
The registrant's principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,844 and $10,323 for the fiscal years ended May 31, 2017 and May 31, 2016, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2017 and May 31, 2016, respectively.
The registrant's principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant's audit committee's Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than "prohibited non-audit services," to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, "Identified Services"):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management's identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund's utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser's internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer ("CAO") of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust's CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $78,417 and $50,023 for the fiscal years ended May 31, 2017 and May 31, 2016, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant's investment sub-adviser, Guggenheim Partners Investment Management, LLC ("GPIM").  GPIM's proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant's portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM's Portfolio Construction Group ("PCG").  PCG's members include the Chief Investment Officer ("CIO") and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM's strategic and tactical policy directives.
The following individuals at GPIM share primary responsibility for the management of the registrant's portfolio and is provided as of May 31, 2017:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC.: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.
James E. Pass – Senior Managing Director, Municipals	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, Municipals – 2009–Present.
Jeffrey Carefoot – Senior Managing Director	2012	Guggenheim Partners Investment Management, LLC - Senior Managing Director - 2016 to Present; Guggenheim Partners Investment Management, LLC – Managing Director 2012 to 2016.
Allen Li - Managing Director	2012	Guggenheim Partners Investment Management, LLC. Managing Director – 2014 to Present; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2017:
Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	20	$19,402,552,506	0	$0
Other pooled investment vehicles	85	$23,404,676,885	38	$11,450,374,226
Other accounts	134	$125,798,138,834	7	$1,427,054,059

Anne Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	20	$21,632,645,556	0	$0
Other pooled investment vehicles	3	$3,133,493,854	2	$3,019,667,009
Other accounts	26	$89,838,848,203	1	$325,219,479
James Pass:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$542,271,431	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$216,798,210	0	$0

Jeffrey Carefoot:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$542,271,431	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	7	$4,723,153,789	0	$0

Allen Li:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$542,271,431	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$100,849,430	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client's investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM's allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM's allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM's investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM's policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client's participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients' portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker's services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM's Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant's portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2017:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	None
Anne Walsh	$100,001-$500,000
James Pass	$50,001 - $100,000
Jeffrey Carefoot	None
Allen Li	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
 (b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)  Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Taxable Municipal Managed Duration Trust
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   August 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   August 9, 2017

By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   August 9, 2017